Exhibit 10.2

EXECUTION VERSION

REAFFIRMATION AGREEMENT dated as of June 21, 2021 (this “Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), NCR LIMITED, a private limited company incorporated in England and Wales (“Limited”), NCR GLOBAL SOLUTIONS LIMITED, a limited liability company incorporated in Ireland (“Global Solutions”), NCR NEDERLAND B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Nederland”, and, together with Limited and Global Solutions, the “Foreign Borrowers”), NCR International, Inc., a Delaware corporation (the “Guarantor”; together with the Company, the “Grantors”; and, together with the Company and the Foreign Borrowers, the “Reaffirmation Parties”) and JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).

WHEREAS:

1.

Pursuant to the Credit Agreement, dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016, and as further amended and restated as of August 28, 2019 (as amended by (I) that certain First Amendment, dated as of October 7, 2019, (II) that certain Second Amendment, dated as of April 7, 2020, (III) that certain Third Amendment, dated as of January 22, 2021, (IV) that certain Fourth Amendment, dated as of February 4, 2021 (the “Fourth Amendment”), (V) the Incremental Revolver Agreement and (VI) the Incremental TLA Agreement, the “Credit Agreement”), among the Company, the Foreign Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent, the Lenders have made available to the Company and the Foreign Borrowers certain credit facilities.

2.

Pursuant to that certain Incremental Revolving Facility Agreement, dated as of February 16, 2021 (the “Incremental Revolver Agreement”), among the Company, the Guarantor, the Foreign Borrowers, the lenders party thereto (the “Incremental Revolving Lenders”) and the Administrative Agent, the Incremental Revolving Lenders agreed to provide the revolving credit facility described therein (the “Replacement Revolving Credit Facility”) to the Company (a portion of which is also available to the Foreign Borrowers), on the terms and subject to the conditions set forth therein.

3.

Pursuant to that certain Incremental Term Loan A Facility Agreement, dated as of February 16, 2021 (the “Incremental TLA Agreement” and together with the Incremental Revolver Agreement, the “Incremental Agreements”), among the Company, the Guarantor, the lenders party thereto (the “Incremental Term A Lenders”) and the Administrative Agent, the Incremental Term A Lenders have agreed to provide the term loan A facility (the “Term Loan A Facility”) described therein to the Company and the Foreign Borrowers, on the terms and subject to the conditions set forth therein.

4.	In connection with the Credit Agreement, each of the Reaffirmation Parties executed and delivered certain Loan Documents in favor of the Administrative Agent pursuant to which it guaranteed certain of the Obligations and granted certain security interests to the Administrative Agent for the benefit of the Secured Parties.

5.

Substantially concurrently with the effectiveness of this Agreement, the Company will consummate the CATM Acquisition (as defined below) pursuant to that certain Acquisition Agreement, dated as of January 25, 2021 (as amended and in effect prior to the effectiveness of this Agreement, together with all schedules, exhibits and other attachments thereto, the “Project Comet Acquisition Agreement”), by and among Cardtronics plc, a public limited company incorporated in England and Wales (registered no. 10057418) (“Comet”), the Company and, solely for purposes of Section 8.2, Section 8.4 and Article IX thereof, Cardtronics USA, Inc., a Delaware corporation and a wholly owned subsidiary of Comet, to effect the acquisition by the Company of Comet (the “CATM Acquisition”), and, in connection therewith, the transactions described in Section 3 of the Incremental Revolver Agreement and Section 3 of the Incremental TLA Agreement will be consummated.

6.	Section 11 of the Incremental Revolver Agreement and Section 12 of the Incremental TLA Agreement require each of the Reaffirmation Parties to execute and deliver this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.	Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement.

2.

Each Reaffirmation Party hereby represents and warrants to the Administrative Agent that this Agreement has been duly executed and delivered by such Reaffirmation Party and constitutes a legal, valid and binding obligation of such Reaffirmation Party enforceable against such Reaffirmation Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.

Each of the Reaffirmation Parties acknowledges that such Reaffirmation Party expects to receive substantial direct and indirect benefits from the transactions contemplated by the Incremental Agreements and the Credit Agreement and irrevocably consents to the terms of the Credit Agreement.

4.	Each of the Reaffirmation Parties acknowledges, confirms and agrees to the Administrative Agent for the benefit of the Secured Parties that:

(a)

the Loan Documents to which it is a party and any guarantees and indemnities granted by it thereunder continue in full force and effect in accordance with their terms notwithstanding the consummation of the transactions contemplated by the Incremental Agreements;

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(b)

all such guarantees and indemnities extend to the indebtedness, liabilities and obligations of each other Loan Party under or in relation to the Incremental Agreements and the Credit Agreement pursuant to the Loan Documents giving rise to such guarantees and indemnities; provided that, with respect to each Foreign Borrower, all such guarantees and indemnities solely extend to such indebtedness, liabilities and obligations that constitute Foreign Borrower Obligations (as defined in the Collateral Agreement referred to below);

(c)

the Loan Documents, including, without limitation, the Guarantee and Collateral Agreement, dated as of August 22, 2011, as amended and restated as of January 6, 2014 and as further amended and restated as of March 31, 2016 (as further amended, restated, supplemented or modified from time to time prior to the date hereof, the “Collateral Agreement”), among the Reaffirmation Parties and the Administrative Agent, to which such Reaffirmation Party is a party and, if applicable, any Liens granted by it thereunder continue in full force and effect in accordance with their terms notwithstanding the consummation of the transactions contemplated by the Incremental Agreements;

(d)

the Obligations described in the Loan Documents to which such Reaffirmation Party is a party include all present and future indebtedness, liabilities and obligations of any and every kind, nature, and description (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) arising under or in relation to the Incremental Agreements and the Credit Agreement, and such Loan Documents extend thereto;

(e)	neither this Agreement nor the Incremental Agreements shall evidence or result in a novation of the Loan Documents to which it is a party;

(f)

as of the date hereof, the representations and warranties of each of the Reaffirmation Parties set forth in the Loan Documents to which such Reaffirmation Party is a party are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date; and

(g)	this Agreement shall be deemed to constitute a “Loan Document” under and pursuant to the Credit Agreement.

5.

As security for the payment or performance, as the case may be, in full of the Obligations (as defined in the Collateral Agreement), each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties (as defined in the Collateral Agreement), a security interest in all of its right, title and interest in, to and under the Article 9 Collateral (as defined in the Collateral Agreement) which such Grantor now has or at any time hereafter may acquire any right, title or interest.

6.

Each Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and

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amendments thereto that indicate the collateral as “all assets, whether now owned or hereafter acquired” of such Grantor or words of similar effect or of a lesser scope or with greater detail.

7.	This Agreement shall enure to the benefit of the Administrative Agent and the Secured Parties and shall be binding on the Reaffirmation Parties and their respective successors and permitted assigns.

8.	THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

9.	THE PROVISIONS OF SECTIONS 9.09(B), 9.09(C), 9.09(D) AND 9.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

10.

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax or any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

By: /s/ Timothy Oliver
Name:	Timothy Oliver
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Reaffirmation Agreement]

NCR INTERNATIONAL, INC.,

By: /s/ Vladimir Samoylenko
Name:	Vladimir Samoylenko
Title:	Secretary

[Signature Page to Reaffirmation Agreement]

Executed by NCR LIMITED acting by:

/s/ Caroline Kee
Signature of director

Director and Secretary
Name of director: Caroline Amanda Kee

[Signature Page to Reaffirmation Agreement]

GIVEN under the Common Seal of

NCR GLOBAL SOLUTIONS LIMITED

And delivered as a deed.

/s/ Stuart Edwards
Director

/s/ William Wayne
Director

[Signature Page to Reaffirmation Agreement]

NCR NEDERLAND B.V.

/s/ Johannes Paulus Defourny
Name:	Johannes Paulus Defourny
Title:	Managing Director

[Signature Page to Reaffirmation Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ Matthew Cheung
	Name:	Matthew Cheung
	Title:	Vice President

[Signature Page to Reaffirmation Agreement]